Other income	9 Months Ended
Mar. 31, 2024
Other income [Abstract]
Other income
Note 3. Other income

	Three months ended 31 Mar 2024	Three months ended 31 Mar 2023	Nine months ended 31 Mar 2024	Nine months ended 31 Mar 2023
	$’000	$’000	$’000	$’000
ERS Revenue	399	-	926	-
Net gain on disposal of other assets	-	1,798	-	3,117

Total other income	399	1,798	926	3,117

Other income for the periods ended 31 March 2024 comprises income generated from an Emergency Response Service ("ERS") program entered into in Texas. This ERS program is a demand response program designed to help Electric Reliability Council of Texas (“ERCOT”) mitigate rolling blackouts. Other income is generated by the Group’s participation in this program at the site in Childress, Texas.

Other income for the periods ended 31 March 2023 primarily relates to gain on disposal of other assets.